Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

THE CHARLES SCHWAB CORPORATION

Pursuant to its Offer to Purchase

Dated July 3, 2007

CUSIP No. 808513-10-5

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON TUESDAY, JULY 31, 2007, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

WELLS FARGO BANK, N.A.

By Mail:	By Hand or Overnight Courier:

Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Shareowner Services	Shareowner Services
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 64854	161 North Concord Exchange
St. Paul, Minnesota 55164-0854	South St. Paul, Minnesota 55075

Delivery of this Letter of Transmittal and all other documents to an address other than as set forth above will not constitute proper delivery to the depositary. Deliveries to The Charles Schwab Corporation, the dealer manager or the information agent will not be forwarded to the depositary and therefore will not constitute proper delivery. For this Letter of Transmittal to be properly delivered, it must be received by the depositary at one of the above addresses before the Offer expires. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and are encouraged to return a completed Substitute Form W-9, or another appropriate IRS Form, with this Letter of Transmittal.

The Offer (as defined below) is not being made to (nor will tender of shares be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

Please be sure to read this Letter of Transmittal and the accompanying instructions carefully before you complete this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))	CERTIFICATES TENDERED (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
	CERTIFICATE NUMBER(S)(1)	TOTAL NUMBER OF SHARES REPRESENTED BY CERTIFICATE(S)(1)	NUMBER OF SHARES TENDERED(2)

TOTAL SHARES TENDERED
(1)	Need not be completed if shares are tendered by book-entry transfer.

(2)	If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

List above the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers tendered on a separately executed and signed list and attach the list to this Letter of Transmittal. The names and addresses of the holders should be printed exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 10.

1st:	2nd:	3rd:	4th:	5th:

This Letter of Transmittal is to be used only if (a) certificates for shares are to be forwarded herewith, or (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the “Book-Entry Transfer Facility”) in accordance with Section 3 of the Offer to Purchase. See Instruction 2.

If you wish to tender shares in the Offer, but you cannot deliver the certificates for the shares and all other required documents to the depositary by the Expiration Time (as defined in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Your attention is directed in particular to the following:

1.         If you want to retain your shares, you do not need to take any action.

2.         If you want to participate in the Offer and wish to maximize the chance of having the Company accept for payment all of the shares you are tendering hereby, you should check the box in the section entitled “Shares Tendered at Price Determined in the Tender Offer” in the section captioned “Price (in Dollars) Per Share at Which Shares are Being Tendered” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined by the Company in the Offer, your shares will be deemed to be tendered at the minimum price. You should understand that this election may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $19.50 per share.

3.         If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Stockholder” in the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” below and complete the other portions of this Letter of Transmittal as appropriate.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the information agent or dealer manager and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the information agent, whose respective addresses and telephone numbers appear at the end of this Letter of Transmittal. See Instruction 13.

To Wells Fargo Bank, N.A.:

The undersigned hereby tenders to The Charles Schwab Corporation (the “Company”) the above-described shares of the Company’s common stock, par value $ 0.01 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Offer to Purchase dated July 3, 2007, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which, as amended or supplemented from time to time, together constitute the “Offer.” Unless the context otherwise requires, all references in this document to shares shall refer to the common stock of the Company.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of the Company with respect to such shares), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a)         deliver certificate(s) representing such shares or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such shares;

(b)         present certificates for such shares for cancellation and transfer on the Company’s books; and

(c)         receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby covenants, represents and warrants to the Company that:

(a)         the undersigned has a net long position within the meaning of Rule 14e-4 under the Securities Exchange of 1934, as amended (the “Exchange Act”), in (i) the shares that is equal to or greater than the amount tendered, or (ii) other securities immediately convertible into, exercisable for or exchangeable into shares that is equal to or greater than the amount tendered, and such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b)         the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that when and to the extent the Company accepts the shares for purchase, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c)         on request, the undersigned will execute and deliver any additional documents deemed by the depositary or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby, all in accordance with the terms and subject to the conditions of the Offer; and

(d)         the undersigned agrees to all of the terms of the Offer.

The undersigned understands that the proper tender of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The undersigned understands that the Company will, on the terms and subject to the conditions of the Offer, determine a single per share purchase price, not greater than $22.50 nor less than $19.50 per share, that it will pay for shares properly tendered and not properly withdrawn prior to the Expiration Time, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest purchase price (in increments of $0.10) within the price range specified above that will allow it to purchase 84 million shares, or such lesser number of shares as are properly tendered and not properly withdrawn, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions of the Offer, including its “odd lot,” proration and conditional tender provisions, and that the Company will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tender provisions, approximately five business days following the Expiration Time.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In such event, the undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above.

The name(s) and address(es) of the registered holder(s) are printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates and the number of shares that the undersigned wishes to tender are set forth in the appropriate boxes above. The price at which the shares are being tendered is indicated in the appropriate box below.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

The undersigned understands that acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price of the shares, including but not limited to, by reason of any delay in making payment.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

METHOD OF DELIVERY

[ ]	Check here if certificates for tendered shares are enclosed herewith.

[ ]	Check here if tendered shares are being delivered by book-entry transfer to an account maintained by the depositary with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution

Account No.

Transaction Code No.

[ ]	Check here if certificates for tendered shares are being delivered pursuant to Notice of Guaranteed Delivery previously sent to the depositary and complete the following:

Name of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

LOST OR DESTROYED CERTIFICATE(S)

If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost or destroyed certificate have been followed. Stockholders are requested to contact the depositary immediately in order to permit timely processing of this documentation. See Instruction 16.

ODD LOTS

(SEE INSTRUCTION 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the Expiration Time, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ]	is the beneficial or record owner of an aggregate of fewer than 100 shares (not including any shares held as part of the undersigned’s holdings in the 401(k) Equity Unit Fund or Employee Stock Ownership Plan Equity Unit Fund in the Company’s SchwabPlan Retirement Savings and Investment Plan (the “Retirement Plan”)), all of which are being tendered; or

[ ]	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

In addition, the undersigned is tendering shares either (check one box):

[ ]	at the purchase price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per share below); or

[ ]	at the price per share indicated under the caption “Shares Tendered at Price Determined by Stockholder” in the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” below in this Letter of Transmittal.

CONDITIONAL TENDER

(SEE INSTRUCTION 7)

A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder’s shares tendered pursuant to this Letter of Transmittal must be purchased if any such shares so tendered are purchased, as described in Section 6 of the Offer to Purchase. Unless the Company purchases the minimum number of shares indicated below in the Offer, it will not purchase any of the shares tendered by such stockholder. It is the responsibility of the tendering stockholder to calculate that minimum number of shares that must be purchased if any such shares are to be purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless the box below has been checked and a minimum number of shares is specified, the tender will be deemed unconditional.

[ ]	The minimum number of shares that must be purchased, if any are purchased, is: shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have properly tendered all of his or her shares and checked the box below.

[ ]	The tendered shares represent all shares held by the undersigned.

PRICE (IN DOLLARS) PER SHARE

AT WHICH SHARES ARE BEING TENDERED

(SEE INSTRUCTION 5)

Check only one box under (1) or (2) below. If more than one box or if no box is checked, there is no proper tender of shares.

1.	Shares Tendered at Price Determined in the Tender Offer

[ ]	The undersigned wants to maximize the chance of having the Company accept for purchase all of the shares that the undersigned is tendering (subject to the possibility of proration). Accordingly, BY CHECKING THIS BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. This action may have the effect of lowering the purchase price and could result in the tendered shares being purchased at the minimum price of $19.50 per share.

OR

2.	Shares Tendered at Price Determined by Stockholder

[ ]	By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined in the Tender Offer,” the undersigned hereby tenders shares at the purchase price checked. This action could result in none of the shares being purchased if the purchase price determined by the Company is less than the price checked below. If the purchase price determined by the Company is equal to or greater than the price checked below, then the shares purchased by the Company will be purchased at the purchase price. A stockholder who desires to tender shares at more than one purchase price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

[ ] $19.50	[ ] $20.10	[ ] $20.70	[ ] $21.30	[ ] $21.90	[ ] $22.50
[ ] $19.60	[ ] $20.20	[ ] $20.80	[ ] $21.40	[ ] $22.00
[ ] $19.70	[ ] $20.30	[ ] $20.90	[ ] $21.50	[ ] $22.10
[ ] $19.80	[ ] $20.40	[ ] $21.00	[ ] $21.60	[ ] $22.20
[ ] $19.90	[ ] $20.50	[ ] $21.10	[ ] $21.70	[ ] $22.30
[ ] $20.00	[ ] $20.60	[ ] $21.20	[ ] $21.80	[ ] $22.40

SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 1, 4, 8, 9 AND 11)

To be completed ONLY if certificate(s) for shares not tendered or not accepted for payment, and any check for the purchase price, are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than the account designated above.

Name:
(PLEASE PRINT)
Address:

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

[ ]	Credit shares delivered by book-entry and not accepted for payment to the Book-Entry Transfer Facility account set forth below:

(ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 4, 8, 9 AND 11)

To be completed ONLY if certificate(s) for shares not tendered or not accepted for payment, and any check for the purchase price, are to be mailed or sent to someone other than the undersigned or to the undersigned at an address other than that designated above.

Name:
(PLEASE PRINT)
Address:

(INCLUDE ZIP CODE)

IMPORTANT

STOCKHOLDERS MUST SIGN HERE

AND

COMPLETE SUBSTITUTE FORM W-9,

FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, administrator, guardian, attorney-in-fact, agent, officer of a corporation, or other person acting in a fiduciary or representative capacity, please state full title and see Instruction 8.)

X

X

SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:                         , 2007

Name(s):

(PLEASE PRINT)

Capacity (full title):

Address:

(INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

APPLY MEDALLION GUARANTEE STAMP BELOW

(See Instructions 1 and 8)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if either:

(a)        this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder and such registered holder has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above; or

(b)        such shares are tendered for the account of a member in good standing of the Securities Transfer Agents Medallion Program or an entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act, each of the foregoing entities referred to herein as an “Eligible Institution.”

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 8.

2.     Delivery of Letter of Transmittal and Certificates. You should use this Letter of Transmittal only if you are forwarding certificates for shares with it to the depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary) or causing the shares to be delivered by book-entry transfer pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares must be delivered or mailed, or confirmation of a book-entry transfer into the depositary’s account at the Book-Entry Transfer Facility of shares tendered electronically must be received or a proper tender through the Book-Entry Transfer Facility’s Automated Tender Offer Program must be made, and in each case a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, an Agent’s Message in the case of a book-entry transfer or a specific acknowledgment in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary on or before the Expiration Time.

Agent’s Message. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against the participant.

Guaranteed Delivery. If you cannot deliver your share certificates and all other required documents to the depositary by the Expiration Time or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares pursuant to the guaranteed delivery procedure outlined in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a)        the tender must be made by or through an Eligible Institution;

(b)        a properly completed and duly executed Notice of Guaranteed Delivery in the form provided to you by the Company must be received by the depositary by the Expiration Time, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c)        the certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, an Agent’s Message in the case of a book-entry transfer or a specific acknowledgment in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility and any other documents required by this Letter of Transmittal, must be received by the depositary within three trading days after the receipt by the depositary of the Notice of Guaranteed Delivery. A “trading day” is any day on which The NASDAQ Global Select Market is open for business.

The method of delivery of shares, including delivery through the Book-Entry Transfer Facility, this Letter of Transmittal and all other required documents, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the shares.

3.     Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed list and attached to this Letter of Transmittal.

4.     Partial Tenders and Unpurchased Shares (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above, approximately five business days after the Expiration Time. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered. In each case, shares will be returned or credited without expense to the stockholder.

5.     Indication of Price at Which Shares are Being Tendered. In order to properly tender by this Letter of Transmittal, you must complete the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” by either (1) checking the box in the section captioned “Shares Tendered at Price Determined in the Tender Offer” or (2) checking one of the boxes in the section captioned “Shares Tendered at Price Determined by Stockholder” indicating the price per share at which you are tendering shares. Selecting option (1) may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $19.50 per share. Selecting option (2) could result in none of the shares you tender being purchased if the purchase price for the shares turns out to be less than the price you selected.

You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have properly tendered your shares. If you wish to tender a portion(s) of your shares at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your shares. To obtain additional copies of this Letter of Transmittal, contact the information agent at the telephone number and address included on the back cover of this Letter of Transmittal. You cannot tender the same shares more than once, unless you properly withdraw those shares, as provided in Section 4 of the Offer to Purchase.

6.     Odd Lots. As described in Section 1 of the Offer to Purchase, if more than 84 million shares, or such greater number of shares as the Company may elect to purchase, subject to applicable law, have been properly tendered at prices at or below the purchase price determined by the Company and not properly withdrawn prior to the Expiration Time, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (not including any shares held as part of the undersigned’s holdings in the 401(k) Equity Unit Fund or Employee Stock Ownership Plan Equity Unit Fund in the Retirement Plan), and who properly tenders all of those shares at or below the purchase price determined by the Company. Even if you otherwise qualify for the “odd lot” priority preference, you will not receive this preference unless you complete the box captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

7.     Conditional Tenders. As described in Section 1 and Section 6 of the Offer to Purchase, you may condition your tender on all or a minimum number of your tendered shares being purchased. To make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery and must indicate the minimum number of shares that must be purchased from you if any such shares are to be purchased from you. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

As discussed in Section 1 and Section 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered conditionally at or below the purchase price determined by the Company not being purchased if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have properly tendered all your shares and checked the box so indicating. Upon the selection by lot, if any, the Company will limit the purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed.

The conditional tender alternative is made available for stockholders seeking to take steps to have shares that are sold pursuant to the Offer treated as a sale or exchange of such shares by the stockholder, rather than a distribution to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder’s responsibility to calculate the minimum number of shares of common stock that must be purchased from the stockholder in order for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. Each stockholder is urged to consult his or her own tax advisor when deciding whether to tender shares conditionally. See Section 14 of the Offer to Purchase.

8.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)        If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)        If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c)        If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)        When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsement (s) of certificate(s) representing such shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be properly endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)        If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of such person’s authority so to act.

9.     Stock Transfer Taxes. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased in the Offer. If, however, either:

(a)        payment of the purchase price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b)        shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c)        certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the depositary will deduct from such purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

10.     Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

11.     Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 8.

12.     Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular shares, and the Company’s interpretation of the terms of the Offer, including these Instructions, will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the dealer manager, the depositary, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13.     Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance should be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, and other related materials may be obtained from, the information agent at the telephone number and address set forth on the back cover page of this Letter of Transmittal. You may also contact the dealer manager at its address and telephone number included on the back cover page of this Letter of Transmittal or your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

14.     U.S. Federal Backup Withholding Tax. Under the U.S. federal backup withholding tax rules, 28% of the gross proceeds payable to a stockholder or other payee in the Offer must be withheld and remitted to the Internal Revenue Service, or IRS, unless the stockholder or other payee provides such person’s taxpayer identification number (“TIN”) (employer identification number or social security number) to the depositary or other payor and certifies under penalties of perjury that this number is correct or otherwise establishes an exemption. If the depositary or other payor is not provided with the correct taxpayer identification number or another adequate basis for exemption, the stockholder may be subject to certain penalties imposed by the IRS. Therefore, each tendering stockholder that is a U.S. Holder (as defined in Section 14 of the Offer to Purchase) should complete and sign the Substitute Form W-9 included as a part of the Letter of Transmittal in order to provide the information and certification necessary to avoid the backup withholding tax, unless the stockholder otherwise establishes to the satisfaction of the depositary that the stockholder is not subject to backup withholding. If backup withholding results in the overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the depositary is not provided with a TIN prior to payment, the depositary will withhold 28% on all such payments. Certain stockholders (including, among others, all corporations and certain Non-U.S. Holders (as defined in Section 14 of the Offer to Purchase)) are not subject to these backup withholding rules. In order for a Non-U.S.

Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or a suitable substitute form), signed under penalties of perjury, attesting to that stockholder’s non-U.S. status. The applicable form can be obtained from the depositary.

Stockholders are urged to consult with their own tax advisors regarding possible qualifications for exemption from backup withholding tax and the procedure for obtaining any applicable exemption.

15.     Withholding for Non-U.S. Holders. A payment made to a Non-U.S. Holder pursuant to the Offer will be subject to U.S. federal income and withholding tax unless the Non-U.S. Holder meets the “complete termination,” “substantially disproportionate,” or “not essentially equivalent to a dividend” test described in Section 14 of the Offer to Purchase. If a Non-U.S. Holder tenders shares held in a U.S. brokerage account or otherwise through a U.S. broker, dealer, commercial bank, trust company, or other nominee, such U.S. broker or other nominee will generally be the withholding agent for the payment made to the Non-U.S. Holder pursuant to the Offer. Such U.S. brokers or other nominees may withhold or require certifications in this regard. Non-U.S. Holders tendering shares held through a U.S. broker or other nominee should consult such U.S. broker or other nominee and their own tax advisors to determine the particular withholding procedures that will be applicable to them. Notwithstanding the foregoing, even if a Non-U.S. Holder tenders shares held in its own name as a holder of record and delivers to the depositary a properly completed IRS Form W-8BEN (or other applicable form) before any payment is made, the depositary has advised the Company that it will withhold 30% of the gross proceeds unless the depositary determines that a reduced rate under an applicable income tax treaty or exemption from withholding is applicable, regardless of whether the payment is properly exempt from U.S. federal gross income tax under the “complete termination,” “substantially disproportionate,” or “not essentially equivalent to a dividend” test. To obtain a reduced rate of withholding under a tax treaty, a Non-U.S. Holder must deliver to the depositary a properly completed IRS Form W-8BEN (or other applicable form) before the payment is made. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the depositary a properly completed IRS Form W-8ECI (or successor form). A Non-U.S. Holder that qualifies for an exemption from withholding on these grounds generally will be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a U.S. Holder, and in the case of a foreign corporation, an additional branch profits tax may be imposed at a rate of 30% (or a lower rate specified in an applicable income tax treaty), with respect to such income.

A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Holder (1) meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Holder is not subject to U.S. federal income tax or (2) is otherwise able to establish that no tax or a reduced amount of tax is due.

Non-U.S. Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

16.     Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should promptly call the depositary at (800) 468-9716 regarding the requirements for replacement of the certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to contact the depositary immediately to ensure timely processing of documentation.

17.     Tender by Participants in the Company’s Retirement Plan. Participants in the Company’s Retirement Plan whose shares are held by a trustee may not use this Letter of Transmittal to direct the tender of shares allocated to their accounts under the plan, but instead must follow the instructions in the “Letter to Participants in The SchwabPlan Retirement Savings and Investment Plan Holding Units of the 401(k) Equity Unit Fund” and/or “Letter to Participants in The SchwabPlan Retirement Savings and Investment Plan Holding Units of the ESOP Equity Unit Fund,” sent separately to each eligible participant of the plan. These instructions require that a

Retirement Plan participant who wishes to tender shares allocated to his or her account under the plan complete the Direction Form as directed in the letter. Participants in the Retirement Plan are urged to read and evaluate carefully the “Letter to Participants in The SchwabPlan Retirement Savings and Investment Plan Holding Units of the 401(k) Equity Unit Fund” and/or “Letter to Participants in The SchwabPlan Retirement Savings and Investment Plan Holding Units of the ESOP Equity Unit Fund.”

IMPORTANT:

THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, EASTERN TIME, ON TUESDAY, JULY 31, 2007. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9, OR ANOTHER APPROPRIATE IRS FORM, WITH THIS LETTER OF TRANSMITTAL.

IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the depositary (as payor) with such stockholder’s correct TIN on Substitute Form W-9 below or otherwise establish an exemption from back-up withholding. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service, or IRS, and payments that are made to such stockholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

Certain stockholders including, among others, certain corporations and certain Non-U.S. Holders, are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder must submit an IRS Form W-8BEN (or other applicable IRS Form or substitute forms), signed under penalties of perjury, attesting to such stockholder’s exempt status. An IRS Form W-8BEN (or other applicable IRS Form) can be obtained from the depositary. However, as discussed in Section 14 of the Offer to Purchase, Non-U.S. Holders may be subject to 30% withholding. Exempt stockholders (other than Non-U.S. Holders) should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the depositary. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Stockholders should consult their tax advisors as to qualification for exemption from backup withholding and the procedures for obtaining such exemption. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the depositary of such stockholder’s correct TIN by completing the form below certifying that (1) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (2) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

The stockholder is required to give the depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the depositary is not provided with a TIN by the time for payment, the depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided.

PAYOR’S NAME:

WELLS FARGO BANK, N.A.

SUBSTITUTE FORM W-9

Part I – PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

If awaiting a TIN, write “Applied for” and complete the Certificate of Awaiting Taxpayer Identification Number.

Social Security Number OR Employee Identification
Department of the Treasury Internal Revenue Service	Name (as shown on your income tax return):
Payor’s Request For Taxpayer Identification Number (“TIN”) and Certification	Business Name	For Payees exempt from back-up withholding, check the Exempt box below.
Please check appropriate box
	☐ Individual/Sole Proprietor	☐ Exempt
☐ Corporation
☐ Partnership ☐ Other

Address

City, State, Zip Code

	Part 2 – Certification	Part 3 – AWAITING TIN☐
	Under penalties of perjury, I certify that:	Please complete the Certificate of Awaiting Taxpayer Identification Number below.
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions – You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of a failure to report all interest and dividends on your tax return. However, if after you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see enclosed guidelines.)

	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED PART 3 OF THE SUBSTITUTE FORM W-9 AND ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:	Date: , 2007

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

	For this type of account:	Give the name and SOCIAL SECURITY NUMBER of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)
5.	Sole proprietorship or single-owner LLC	The owner (3)
	For this type of account:	Give the name and EMPLOYER IDENTIFICATION NUMBER of:
6.	Sole proprietorship or single-owner LLC	The owner (3)
7.	A valid trust, estate, or pension trust	The legal entity (4)
8.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership or LLC
11.	A broker or registered nominee	The broker or nominee
12.	Account with the department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Owner must show his individual name or business name, as the case may be, but may also enter his “doing business as” or “DBA” name. Owner may use either owner’s social security number or owner’s employer identification number.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Resident alien individuals:

If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

Name:

If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

Obtaining a Number:

If you do not have a taxpayer identification number, obtain IRS Form SS-5, Application for a Social Security Card (for individuals), or IRS Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the IRS and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, from the IRS.

Payees and Payments Exempt from Backup Withholding:

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, payees listed in (1) through (5) are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all “section” references are to sections of the Internal Revenue Code of 1986, as amended (the “Code”).

(1)	An organization exempt from tax under section 50I(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

(1)	Payments to non-resident aliens subject to withholding under section 1441.

(2)	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident partner.

(3)	Payments of patronage dividends where the amount received is not paid in money.

(4)	Payments made by certain foreign organizations.

(5)	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

(1)	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payor.

(2)	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

(3)	Payments described in section 6049(b)(5) to non-resident aliens.

(4)	Payments on tax-free covenant bonds under section 1451.

(5)	Payments made by certain foreign organizations.

(6)	Payments of mortgage or student loan interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR; FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER; INDICATE THAT YOU ARE EXEMPT ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR THE APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (OR SUCCESSOR FORM).

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 604IA, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the Treasury regulations promulgated thereunder.

Privacy Act Notice - Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold tax from payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The current rate of such withholding tax is 28%. Certain penalties may also apply.

Penalties

(1)     Penalty for failure to furnish taxpayer identification number - If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)     Civil Penalty for false information with respect to withholding - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)     Criminal Penalty for falsifying information - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE.

THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE COVER PAGE OF THIS LETTER OF TRANSMITTAL.

DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ON THE COVER PAGE OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE PROPER DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance may be directed to the information agent or the dealer manager at the telephone numbers and addresses listed below and requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other related documents may be directed to the information agent at its telephone number and address listed below, and will be furnished promptly at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Stockholders Call Toll-Free: (800) 659-6590

Banks and Brokers Call Collect: (212) 269-5550

The Dealer Manager for the Offer is:

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Toll-Free: (877) 827-4180

Collect: (212) 821-4180